Exhibit 99.2

Rockville FINANCIAL, INC.

Transition • Values • Success

NASDAQ Global Select Market

RCKB

Keefe, Bruyette & Woods Investor Conference

July 31, 2012

NASDAQ Global Select Market RCKB

Who is Rockville Financial

• Parent company for Rockville Bank, incorporated in 1858.

• IPO in May 2005.

• Second-step conversion in March 2011, $171 million capital raise in oversubscribed offering at $10.00 per share. Existing shares converted at 1.5167 exchange ratio.

• Total shareholder return since conversion of 14.43% versus SNL Thrift Index of negative 7.85%.

• Dividend yield 3.14% based on Q2 2012 average price.

• Record operating earnings last four consecutive quarters.

• Strong asset quality – NCOs/average loans 0.03% Q2 2012.

• New management team – last twelve months recruited new CEO/President, COO, CRO, risk team and commercial banking team all without the assistance of an executive recruitment firm, with the exception of the CEO/President.

• 10% Stock Repurchase Plan commenced March 12, 2012.

Purchased 45% of the Plan as of June 30, 2012.

• 21 branch locations near Hartford, Connecticut.

NASDAQ: RCKB

Strong Branch Franchise – No. 1 or 2 in most markets Hampden Massachusetts Litchfield Hartford Tolland Windham Connecticut Middlesex New London New Haven RCKB (22) Address City 2011 Deposits ($000) 2010-2011 Growth Rate(%) RCKB’s Market Position in Town 1 Rt 83 & Pitkin St Vernon 154,240 18.38 1 2 341 Broad St Manchester 137,073 21.83 2 3 1645 Ellington Rd South Windsor 133,788 19.27 1 4 25 Park St Vernon Rockville 96,165 2.97 2 5 12 Main St Ellington 86,645 9.24 1 6 20 Hyde Ave Vernon 84,968 6.65 1 7 612 Main St Somers 75,331 6.12 1 8 869 Sullivan Ave South Windsor 73,523 7.37 1 9 231 Hazard Ave Enfield 70,074 14.32 2 10 1009 Hebron Ave Glastonbury 59,507 37.30 7 11 6 Fieldstone Cmns Tolland 55,330 34.81 2 12 1671 Boston Tpke Coventry 54,942 29.63 2 13 234 Tolland Tpke Manchester 51,894 0.37 2 14 275 Mountain Rd Suffield 46,233 13.16 3 15 902 Main St South Glastonbury 45,788 96.41 1 16 39 Prospect Hill Rd East Windsor 37,811 51.78 4 17 99 Linwood Ave Colchester 31,124 45.52 5 18 65 Palomba Dr Enfield 25,618 9.08 2 19 768 N Main St Manchester 24,456 28.68 2 20 660 Enfield St Enfield 22,667 46.21 2 21* 161 Nevers Rd South Windsor 62 1,450.00 1 * Branch in High School 3 Berkshire

Current Strategy

• Continued strong organic growth

• Expand both Commercial and Residential lending operations. Recruited commercial lending team from NewAlliance Bank including their heads of CRE, C&I and cash management.

• De Novo branching

• Stock buybacks

• Dividends – 38% increase in dividend payments in the last year, most recent payout 87%

• Acquisitions if, and only if, it is attractive for the

Shareholders

Financial Performance – Q2 2012

• 46.0% increase in year-over-year core operating earnings

• 24.4% year-over-year core operating revenue growth

• 0.80% core ROA

• 2.68% core NIE/AA

• 66.05% core Efficiency ratio

• 3.87% tax-equivalent NIM

• Record operating earnings last four consecutive quarters

• Commercial loan growth 18% 3-year CAGR

• Residential mortgage production increased 264% year-over-year to $80 million

Q2 2012 and increased 86% linked quarter

• Average core deposits grew 9% for the quarter

• Q2 2011 balance sheet restructure provides $5.1 million interest expense savings annually

• Strengthened Risk Management with the following new positions: Director of Internal Audit, Enterprise Risk Officer, Information Security Officer, BSA/AML/Identity Theft Protection Officer, and additional credit risk managers.

Note: Items defined as core exclude quarterly events, in particular the $1.2 million of stock award grant expense in

Q2 2012 discussed in the Company’s earnings release.

Capital Ratios

• The Company continues to be well capitalized. At March 31, 2012, our core capital ratio was 18.70% of total adjusted tangible assets

• In addition, our Tier 1 Capital to Risk-Weighted Assets and Total Capital to Risk-Weighted Assets were 22.70% and 23.90%, respectively. Excess capital over regulatory 8.0% minimum was $188.0 million at

March 31, 2012.

30.00%

25.00%

20.00%

15.00%

10.00%

5.00%

0.00%

18.7% 4.0% 22.7% 4.0% 23.9% 8.0%

Tier 1 Leverage Tier 1 Risk-based Total Risk-based

Rockville Financial, Inc. Requirement

Management Aligned with Shareholders

Management Stock Ownership after June 2012 grant:

# of Shares

% of Shares

Executive

Position

& Options

Outstanding

Bill Crawford

CEO/President

382,779

1.3%

Mark Kucia

EVP/Commercial Banking

177,008

0.6%

Rick Trachimowicz

EVP/Human Capital

165,544

0.6%

John Lund

EVP/CFO

140,660

0.5%

Marino Santarelli

EVP/COO

134,751

0.5%

Scott Bechtle

EVP/CRO

117,218

0.4%

Steve Koniecki

EVP/IT&Operations

94,292

0.3%

Eric Newell

SVP/Treasury

86,773

0.3%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for

CEO, EVPs and SVPs, respectively.

Keys to Success

• Successful capital deployment through stock buybacks and dividend payouts

• Continue to grow organically by taking share from the large banks

• Strong credit culture

• Focused on revenue growth and operating efficiently

• Infrastructure in position to conduct M&A transactions

Questions & Answers